UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2020

Elys Game Technology, Corp.

(Exact name of Registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	001-39170	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ELYS	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐             Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Equity Incentive Plan

On November 20, 2020, Elys Game Technology, Corp. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock that the Company will have authority to grant under the plan by an additional 1,850,000 shares of common stock. A description of the 2018 Equity Incentive Plan, is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on October 19, 2020 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Proposal 3 — APPROVAL OF AN AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 1,850,000 SHARES OF COMMON STOCK”, which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of Amendment No. 1 to the 2018 Equity Incentive Plan, a copy of which is included as an exhibit hereto and attached to the Definitive Proxy Statement as Appendix A.

CEO Transition

In addition, on November 20, 2020, the Company announced Mr. Ciavarella’s plans to transition from his current role as Chairman of the Board and Chief Executive Officer to Executive Chairman of the Board and for Mr. Matteo Monteverdi, the current president of the Company to succeed Mr. Ciavarella as the Company’s Chief Executive Officer.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting held at the Company’s office on November 20, 2020, the Company’s stockholders voted on the following three (3) proposals and cast their votes as described below. As of September 23, 2020, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 16,700,139 shares of common stock. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The certified results of each of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 19, 2020, are as follows:

Matter 1: Election of five (5) directors for terms expiring at the 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

Directors	For	Withhold	Broker Non-Votes
Michele Ciavarella	8,479,014	30,006	485,397
Paul Sallwasser	8,459,533	49,487	485,397
Steven A. Shallcross	8,459,713	49,307	485,397
Philippe Blanc	8,465,923	43,097	485,397
Luca Pasquini	8,465,923	43,097	485,397

Matter 2: Ratification of the appointment of BDO Ltd. (AG) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
7,084,604	1,334,047	575,766	0

Matter 3: Approval of an amendment to the 2018 Equity Incentive Plan to increase the number of shares of common stock authorized to grant by an additional 1,850,000 shares of common stock.

For	Against	Abstain	Broker Non-Votes
8,288,461	216,513	4,046	485,397

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment No. 1 to the. 2018 Equity Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 18, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2020	ELYS GAME TECHNOLOGY, CORP.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Chief Executive Officer